UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): June 17, 2011

CELL THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Washington	001-12465	91-1533912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

501 Elliott Avenue West, Suite 400

Seattle, Washington 98119

(Address of principal executive offices)

Registrant’s telephone number, including area code: (206) 282-7100

Not applicable

(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 17, 2011, Cell Therapeutics, Inc. (the “Company”) filed an amendment (the “Amendment”) to the Company’s amended and restated articles of incorporation (the “Articles”) reflecting an increase in the total number of authorized shares of the Company from 201,666,666 to 284,999,999 and an increase in the Company’s authorized shares of Common Stock from 200,000,000 to 283,333,333. The Amendment was approved by the Company’s shareholders at the Company’s special meeting of shareholders held on June 17, 2011 in Seattle, Washington (the “Special Meeting”).

A copy of the Amendment, which was effective as of June 17, 2011, is attached to this Current Report on Form 8-K as Exhibit 3.1 and is hereby incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Special Meeting, the Company’s shareholders approved Proposal 1 listed below. A vote on Proposal 2 was not held, as the vote was not necessary or appropriate based on the prior approval of Proposal 1 by the Company’s shareholders. The proposals are described in detail in the Company’s definitive proxy statement dated May 10, 2011 for the Special Meeting.

The results are as follows:

Proposal 1. Amendment of the Amended and Restated Articles of Incorporation

The Company’s shareholders voted on a proposal to approve the Amendment. The results of the voting included 445,081,702 votes for, 56,846,149 votes against, and 3,055,255 votes abstained. No broker non-votes were cast on this proposal. The Amendment was approved.

Item 7.01	Regulation FD Disclosure.

On June 17, 2011, the Company issued a press release entitled “Cell Therapeutics, Inc. Reports Outcome of Special Meeting of Shareholders.” A copy of the press release is furnished and not filed pursuant to Item 7.01 as Exhibit 99.1 to this Current Report on Form 8-K.

The information provided pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing or other document filed by the Company pursuant to the Exchange Act or the Securities Act of 1933, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings or documents, except to the extent expressly set forth by specific reference in such a filing or document. The information furnished pursuant to this Item 7.01 shall instead be deemed “furnished.”

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Amendment to Amended and Restated Articles of Incorporation of Cell Therapeutics, Inc.

99.1	Press Release, dated June 17, 2011, entitled “Cell Therapeutics, Inc. Reports Outcome of Special Meeting of Shareholders.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELL THERAPEUTICS, INC.

Date: June 17, 2011	By:	/S/ JAMES A. BIANCO, M.D.
James A. Bianco, M.D.
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amendment to Amended and Restated Articles of Incorporation of Cell Therapeutics, Inc.

99.1	Press Release, dated June 17, 2011, entitled “Cell Therapeutics, Inc. Reports Outcome of Special Meeting of Shareholders.”